UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 13, 2013

ClearOne, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Utah

(State or Other Jurisdiction of Incorporation)

001-33660	87-0398877
(Commission File Number)	(I.R.S. employer identification number)

5225 Wiley Post Way, Suite 500 Salt Lake City, Utah	84116
(Address of principal executive offices)	(Zip Code)

(801) 975-7200

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

                On March 13, 2013, ClearOne, Inc. (the “Company”)  received a copy of the 10b5-1(c) Stock Purchase Plan (“Plan”) to purchase Company’s common stock (“Plan Shares”) entered into by the Company’s largest shareholder, E. Dallin Bagley.  A copy of the Plan is furnished with this filing as Exhibit 99.1.

Principal terms of the Plan include the following:

A broker (“Broker”) has been engaged to purchase Plan shares at a purchase price of not more than $8.00 per share up to an aggregate of $1,000,000. The timing and execution of all purchases will be made at the sole discretion of the Broker to maximize the value to Mr. Bagley.

The plan is effective from March 13, 2013 and would terminate no later than March 12, 2014. However, the Plan would terminate earlier when a total of $1,000,000 in Plan Shares have been purchased in accordance with the terms of this Plan.  The Plan may also be terminated by Mr. Bagley at any time upon written notice delivered to the Broker with a copy of the notice provided to the Secretary of the Company.

Under the terms of the Plan, Mr. Bagley will be responsible for all Form 4 filings required to be filed with the Securities and Exchange Commission, and will instruct the Broker to provide the Company with any information requested by it in connection with the Company’s efforts to determine compliance with the terms of the Plan by Mr. Bagley and the Broker.

Under the terms of the Plan, Mr. Bagley will cease all purchases under the Plan promptly upon notice from the Secretary of the Company that the independent directors of the Company’s Board of Directors have determined that purchases under the Plan must be suspended for the period determined by those directors. In this regard, Mr. Bagley acknowledges that it may be necessary or appropriate for the Company to instruct him to suspend purchases under the Plan in connection with events, including without limitation public or private offerings of securities, mergers or acquisitions, tender offers or similar events.

The Plan is intended to comply with the requirements of Rule 10b5-1(c) under the Exchange Act and this Plan shall be interpreted to comply with the requirements of Rule 10b5-1(c).

This information is furnished pursuant to Item  7.01 of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless specifically incorporated by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by Item 7.01.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Stock Purchase Plan of E. Dallin Bagley, dated March 13, 2013, and furnished with this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARONE, INC.

Date: March 14, 2013	By:	/s/ Zeynep Hakimoglu
Zeynep Hakimoglu
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Stock Purchase Plan of E. Dallin Bagley, dated March 13, 2013, and furnished with this report.